UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 8, 2003

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-10863               13-3473472
(State or other jurisdiction           (Commission            (IRS Employer
   of incorporation)                   File Number)          Identification No.)

631 SOUTH RICHLAND AVENUE, YORK PA                                 17403
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (717) 771-7890

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Item 5.  OTHER EVENTS


On December 8, 2003, York issued a press release announcing the appointment of a new Chief Governance Officer and Director of Internal Audit and a new Controller. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

99. 1 Press release, dated December 8, 2003, issued by York International Corporation.

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

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authororized.


                                                 York International Corporation
                                                 (Registrant)


Date:  December 10, 2003                         By:  /s/ M. David Kornblatt
                                                      ----------------------
                                                      M. David Kornblatt
                                                      Chief Financial Officer




Exhibit Index

   99.1 Press release, dated December 8, 2003, issued by York International Corporation.